UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material under §240.14a-12

Great Ajax Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April___, 2016

Dear Fellow Stockholders:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Great Ajax Corp., which will be held at the offices of Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019-9601, on June 7, 2016, at 9:00 a.m. Eastern Time.

All holders of our common stock at the close of business on the Record Date (April 11, 2016), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. Because of security reasons at the venue, we request that you provide us with notice of your intention to attend the meeting at least 24 hours before the scheduled time of the Annual Meeting.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Accordingly, on or about April 28, 2016, we will send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet or by telephone. This notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We believe the use of the Internet and telephone makes the proxy distribution process more efficient and less costly, and helps in conserving natural resources.

The Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”) are available at http://www.proxyvote.com and may also be accessed through our website at www.great-ajax.com under the “Financial Information – SEC Filings” section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on June 7, 2016.

Sincerely,

Lawrence Mendelsohn
Chairman and Chief Executive Officer

GREAT AJAX CORP.

9400 SW Beaverton-Hillsdale Hwy

Suite 131

Beaverton, OR 97005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 7, 2016

NOTICE IS GIVEN that the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Great Ajax Corp. will be held at the offices of Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019-9601, on June 7, 2016, at 9:00 a.m. Eastern Time, for the following purposes:

(1)	to re-elect the seven director nominees named in the Proxy Statement;

(2)	to consider and vote upon a proposal to adopt the 2016 Equity Incentive Plan so that we may grant and pay equity incentive awards to our directors, officers, key employees and service providers;

(3)	to ratify the appointment of Moss Adams LLP to serve as our registered independent public accounting firm for the year ending December 31, 2016; and

(4)	to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on April 11, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Your vote is important. Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy so that your shares may be represented at the meeting.

By Order of the Board of Directors,

Irving Potter
Secretary

Beaverton, OR

April ___, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2016.

This Notice of Annual Meeting, the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2015 are available at www.proxyvote.com.

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OTHER MATTERS	35
Section 16(a) Beneficial Ownership Reporting Compliance	35
Other Matters to Come Before the 2016 Annual Meeting	35
Stockholder Proposals and Nominations for the 2017 Annual Meeting	35
Householding of Proxy Materials	35
APPENDIX A

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GREAT AJAX CORP.

9400 SW Beaverton-Hillsdale Hwy

Suite 131

Beaverton, OR 97005

PROXY STATEMENT

2016 Annual Meeting of Stockholders

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the offices of Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019-9601, on June 7, 2016, at 9:00 a.m. Eastern Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”). This solicitation is made by Great Ajax Corp. on behalf of our Board of Directors (the “Board”). “We,” “our,” “us” and the “Company” refer to Great Ajax Corp.

We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record on April 11, 2016. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about April 28, 2016, we intend to make this Proxy Statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Annual Report”) are available at http://www.proxyvote.com. This website address contains the following documents: the Notice, the Proxy Statement and proxy card sample, and the 2015 Annual Report. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

•	Proposal 1 (Re-election of Directors): The re-election of the seven director nominees named in this Proxy Statement, each for a term expiring at the 2017 annual meeting of stockholders;

•	Proposal 2 (Adoption of 2016 Equity Incentive Plan): The adoption of the 2016 Equity Incentive Plan for directors, officers, key employees and service providers;

•	Proposal 3 (Ratification of Moss Adams LLP): The ratification of the appointment of Moss Adams LLP to serve as our registered independent public accounting firm for the year ending December 31, 2016; and

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•	To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

•	Proposal 1 (Re-election of Directors): “FOR” each of the Board nominees for re-election as directors;

•	Proposal 2 (Adoption of 2016 Equity Incentive Plan): “FOR” the adoption of the 2016 Equity Incentive Plan for directors, officers, key employees and service providers; and

•	Proposal 3 (Ratification of Moss Adams LLP): “FOR” the ratification of Moss Adams LLP as our registered independent public accounting firm for the year ending December 31, 2016.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on April 11, 2016, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote at the meeting. Our common stock constitutes the only class of securities entitled to vote at the meeting. As of April 11, 2016, there were 15,942,638 shares of common stock outstanding (assuming exchange of 624,106 limited partnership units of our operating partnership (“OP Units”) purchased by one such investor on a 1-for-1 basis into shares of our common stock) (see “Principal Stockholders”).

What are the voting rights of stockholders?

Each share of our common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on. No dissenters’ rights are provided under the Maryland General Corporation Law, our Articles of Amendment and Restatement or our Amended and Restated Bylaws (the “Bylaws”) with respect to any of the proposals described in this Proxy Statement.

Who can attend the Annual Meeting?

All holders of our common stock at the close of business on the Record Date (April 11, 2016), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. Because of security reasons at the venue, we request that you provide us with notice of your intention to attend the meeting at least 24 hours before the scheduled time of the Annual Meeting. If you attend the meeting, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLP, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

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•	Beneficial owner of shares held in the street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the organization that holds your shares.

What will constitute a quorum at the Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date (April 11, 2016) will constitute a quorum, permitting the stockholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 15,942,638 shares of our common stock outstanding (assuming exchange of 624,106 OP Units purchased by one such investor on a 1-for-1 basis into shares of our common stock) (see “Principal Stockholders”).

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (“NYSE”), the exchange on which shares of our common stock are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.”

Under NYSE rules, Proposals 1 (re-election of directors) and 2 (adoption of 2016 equity incentive plan) are considered non-routine proposals. Consequently, if you do not give your broker or other nominee instructions, your broker or other nominee will not be able to vote on either of these proposals, and broker non-votes may exist with respect to the re-election of directors and the adoption of the 2016 equity incentive plan.

Proposal 3 (ratification of Moss Adams LLP) is the only proposal that is considered “routine” under the NYSE rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016, even if the broker or other nominee does not receive voting instructions from you.

How many votes are needed for the proposals to pass?

The proposals have the following voting requirements:

•	Proposal 1 (Re-election of Directors): Directors are elected by plurality vote. There is no cumulative voting in the election of directors. Therefore, the seven director nominees receiving the highest number of “FOR” votes will be re-elected. For purposes of the re-election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•	Proposal 2 (Adoption of 2016 Equity Incentive Plan): The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions

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and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•	Proposal 3 (Ratification of Appointment of Registered Independent Public Accounting Firm): The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

If you are a registered stockholder, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet or telephone is 11:59 a.m. Eastern Time the day before the Annual Meeting date, June 6, 2016. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.

If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you sign and submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record. Beneficial owners who wish to vote in person at the Annual Meeting must request a legal proxy from the organization that holds their shares and bring that legal proxy to the Annual Meeting.

How are proxy card votes counted?

If the accompanying proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the re-election of all nominees for the Board named in this Proxy Statement, “FOR” the adoption of the 2016 Equity Incentive Plan and “FOR” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and as recommended by the Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

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May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the 2015 Annual Report, coordination of the Internet and telephone voting process, and any additional information furnished to you by us. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results will be announced in a Current Report on Form 8-K that will be filed with the SEC within four business days after the conclusion of the Annual Meeting and may be accessed from the SEC's website at www.sec.gov.

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting or these proxy materials, please contact us at Great Ajax Corp., 9400 SW Beaverton-Hillsdale Hwy, Suite 131, Beaverton, OR 97005, Attn: Corporate Secretary, or call (503)-505-5670. If you have questions about your ownership of our common stock, please contact our transfer agent, American Stock Transfer and Trust Company, LLC (www.amstock.com) by dialing 1-800-937-5449, or via e-mail at info@amstock.com.

Implications of being an “emerging growth company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 (the “JOBS Act”). For as long as we are an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory “say-on-pay” votes on executive compensation and stockholder advisory votes on golden parachute compensation.

Under the JOBS Act, we will remain an “emerging growth company” until the earliest of:

•	the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more;

•	the last day of the fiscal year following the fifth anniversary of our initial public offering (“IPO”);

•	the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and

•	the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding

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common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

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PROPOSAL 1 – RE-ELECTION OF DIRECTORS

The Board is currently comprised of seven directors, all of whom have terms expiring at the 2016 Annual Meeting. The nominees, all of whom are currently serving as our directors, have been recommended by the Board for re-election to serve as directors for one-year terms until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified. Based on its review of the relationships between the director nominees and us, the Board has affirmatively determined that the following directors are “independent” directors under the rules of the NYSE and under applicable rules of the Securities and Exchange Commission (the “SEC”): Messrs. Condas, Handley, Hoffman and Ogren.

The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for re-election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our Bylaws, decrease the size of the Board.

Nominees for Re-election for a One-Year Term Expiring at the 2017 Annual Meeting

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.

Name	Age	Title	Director Since
Lawrence Mendelsohn	55	Chairman of the Board of Directors and Chief Executive Officer; Manager of our Manager	2014
Russell Schaub	52	President and Director; Vice-President and Chief Operating Officer of the Servicer	2015
Steven L. Begleiter	54	Director	2014
John C. Condas	55	Director	2015
Jonathan Bradford Handley, Jr.	46	Director	2014
Daniel Hoffman	56	Director	2014
J. Kirk Ogren, Jr.	56	Director	2014

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he has served as a director.

Larry Mendelsohn is a founder, and has been a partner since 1995, of Aspen Capital, a private equity firm with expertise in residential, commercial, distressed securities and hospitality. Since 2002, Mr. Mendelsohn has been the managing member of Flanders Street Capital Management LLC, which manages distressed corporate debt and equity, financial services and REIT investments through Flanders Street Credit Partners I, L.P., the Alleycat Partnerships and Aspen Uranus LLC. Mr. Mendelsohn is also Chairman of the Board of Directors of Golden Northwest Aluminum Holding Company, Inc., a privately held company primarily owned by the Alleycat Partnerships. From 1998 through 2002, Mr. Mendelsohn was President and a Director of Fog Cutter Capital Group Inc. (formerly Wilshire Real Estate Investment Trust Inc.); from 1994 to 1999, he was President and a Director of Wilshire Financial Services Group Inc. (now known as Seterus, Inc. and owned by IBM); from 1991 to 1993, he was Head of Emerging Markets Debt and Equity Capital Markets at Bankers Trust New York Corporation; and from 1987 to 1991, he was Head of U.S. Equity and Distressed Securities Proprietary Trading at J.P. Morgan Securities. He has an A.B. in Economics from the University of Chicago, an M.A. in International Politics from the University of Texas and completed all but his dissertation for a Ph.D. in Finance from the University of Southern California. From 1984 to 1987, Mr. Mendelsohn also taught Corporate Finance and Investments at the University of Southern California Marshall School of Business. Mr. Mendelsohn’s over 25 years of experience in the mortgage markets and his experience since 1995 with Aspen Capital focusing on residential and commercial mortgages qualify Mr. Mendelsohn to serve as the Chairman of our Board and to lead the Company as its Chief Executive Officer (“CEO”).

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Russell Schaub has been with Aspen Capital since 2010, and has been Vice President and Chief Operating Officer of Gregory Funding LLC (the “Servicer” or “Gregory”), since June 2011. Mr. Schaub also serves on the internal investment committee of Thetis Asset Management LLC, our Manager. He became a member of our Board upon our IPO in February 2015. In June 2008, Mr. Schaub was the founder and managing member of Shackleton Capital Partners, a private equity firm specializing in mortgage and real estate opportunities. From June 2003 to May 2008 Mr. Schaub held executive positions at Chase Home Finance and Citibank Credit Cards. From March 2001 through December 2002 Mr. Schaub was the President and Chief Executive Officer of TrueCredit, a Lehman Brothers-funded venture that he sold to TransUnion. Prior thereto, Mr. Schaub was with Citigroup and Chemical Bank for 16 years in their mortgage, home equity, credit card and banking businesses. He was the President and Chief Operating Officer of Citibank’s Home Equity business from July 1998 to February 2001 and was the Chief Financial Officer of CitiMortgage and then Citibank Consumer Assets from January 1995 to June 1998. Mr. Schaub is currently a Director of High Desert Bank. Mr. Schaub has an A.B. in Economics from the University of Chicago and an M.B.A. in Finance and Marketing from the University of Chicago Booth School of Business. Mr. Schaub has over 20 years of experience in the mortgage market, including experience as the Chief Operating Officer of our Servicer, experience as an investor in mortgage-related assets, and as an executive officer of various mortgage businesses. We believe that, based on these various roles, he is well positioned to provide valuable advice to the Company as its President and serve on our Board.

Steven L. Begleiter has been a member of our Board since June 30, 2014. Mr. Begleiter is a Managing Director of Flexpoint Ford, a private equity group focused on investments in financial services and healthcare, since October 2008. Prior to joining Flexpoint Ford, Mr. Begleiter spent 24 years at Bear, Stearns & Co., serving first as an investment banker in the Financial Institutions Group and then as Senior Managing Director and member of its Management and Compensation Committee from 2002 to September 2008. Mr. Begleiter also served as head of Bear, Stearns’ Corporate Strategy Group. Mr. Begleiter has been a director of WisdomTree Investments, Inc. (NASDAQ: WETF), an exchange-traded fund sponsor and asset manager since 2011. Mr. Begleiter received his B.A. in Economics with honors from Haverford College. Mr. Begleiter’s investment banking and private equity experience, all of which has been concentrated on the financial services sector, enables him to contribute important skill sets to the Board.

John C. Condas became a member of our Board upon our IPO in February 2015. Mr. Condas is a Partner in the Real Estate and Land Use group at Allen Matkins Leck Gamble Mallory & Natsis LLP, since March 2008. Prior to joining Allen Matkins LLP, Mr. Condas was a partner at Nossman, LLP from 2003 to February 2008. Mr. Condas received his J.D. from the University of Southern California, Gould School of Law, his M.A. in Urban Planning from the University of California, Los Angeles and his A.B., with general honors, from the University of Chicago. Mr. Condas’ background as a real estate lawyer will enable him to offer valuable guidance and advice to the Board.

Jonathan Bradford Handley, Jr. has been a member of our Board since June 30, 2014. Mr. Handley co-founded and served as Managing Director of Swander Pace Capital (“SPC”), a consumer products-focused private equity firm, from 1996-2013. During his years co-managing SPC, the firm raised four private funds with over $1 billion in equity capital and completed 36 investments, the majority being control-buyouts of consumer products companies. Prior to co-founding SPC, Mr. Handley was a Vice-President with The Shansby Group (now called “TSG Consumer Ventures”), a consumer-focused private equity fund. Earlier, he was an Associate Consultant with Swander Pace & Company, a strategic management consulting firm, where he worked with Fortune 500 consumer products companies. Mr. Handley has served as a Chairman or Director of more than a dozen private companies, including ReNew Life Formulas, Inc.; International Fiber Corporation; Reef Holdings Corp.; Totes-Isotoner Corporation; and Fleischmann’s Vinegar Company, Inc. Mr. Handley received dual BA degrees in Economics and East Asian Studies with honors from Stanford University. Mr. Handley’s private equity and consulting experience, together with his experience as a director of various companies, enables him to provide valuable guidance and advice to the Board in many important areas.

Daniel Hoffman has been a member of our Board since June 30, 2014. Mr. Hoffman has been a Managing Director and Head of U.S. Securitized Product Sales at Royal Bank of Canada Capital Markets since September 2015. Mr. Hoffman was a Managing Director at Amherst, Pierpont Securities, a broker-dealer specializing in mortgage and mortgage related securities, from May 2010 to August 2015. He was Head of Fixed Income Sales at Amherst until August 2013 when he accepted a position as an Adjunct Professor of Real Estate Finance at Baruch College, one of the schools of the City University of New York. Mr. Hoffman remained an adjunct professor until

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June 2015. From July 2008 until May 2010, he was a Managing Director at the Royal Bank of Scotland. Prior thereto, Mr. Hoffman was with Bear, Stearns & Co. Inc. as a Senior Managing Director in the Fixed Income Division. He was Head of Mortgage Sales, Interest Rate Sales and headed the Middle Markets sales team. Mr. Hoffman was at Bear, Stearns for 22 years, primarily focused on mortgages (all types), asset-backed securities, commercial mortgages, CDOs (collateralized debt obligations) and CLOs (collateralized loan obligations). Mr. Hoffman received his B.S. in Economics from the State University of New York at Binghamton and his M.B.A. in Finance from the University of Chicago Booth School of Business. Mr. Hoffman’s over 25 years of experience in the mortgage securities market and his broad-based investment banking experience qualify him to serve as a director.

J. Kirk Ogren, Jr. has been a member of our Board since June 30, 2014. Mr. Ogren was co-founder, Partner, and Portfolio Manager of TPG Credit Management (now known as Castlelake), a multi-billion dollar global alternative investment firm focused upon distressed credit and special situations from 2005 until 2013. Mr. Ogren served on the firm-wide Investment Committee and was actively involved in investing and managing capital in North America, Latin America and Asia. From 1993 until 2005, Mr. Ogren was a senior member and Managing Director with Cargill Value Investment (now known as CarVal Investors), where he managed distressed and special situations investments in North America and Emerging Markets. From 1985 until 1993, Mr. Ogren was a Vice President with Bankers Trust Company and worked in the Latin America Merchant Banking Group with assignments in New York and Santiago, Chile. Mr. Ogren received his B.B.A. in Finance from the University of Notre Dame and a M.I.B.S. from the University of South Carolina. Mr. Ogren also holds the Chartered Financial Analyst designation. Mr. Ogren’s broad-based commercial and investment banking experience, combined with his asset management expertise, qualify him to serve as a director.

Vote Required and Recommendation

The affirmative vote of a plurality of all the votes cast at the Annual Meeting is necessary for the re-election of a director. Therefore, the seven individuals with the highest number of affirmative votes will be re-elected to the seven directorships. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. There is no cumulative voting with respect to the re-election of directors.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

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PROPOSAL 2 – ADOPTION OF 2016 EQUITY INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve the 2016 Equity Incentive Plan (the “Plan”), which was adopted, subject to stockholder approval, by the Board on March 10, 2016. The purpose of the Plan is to attract and retain non-employee directors, executive officers, key employees and service providers, including officers and employees of our affiliates, and to stimulate their efforts toward our continued success, long-term growth and profitability.

Summary of the Plan

The complete text of the Plan is set forth as Appendix A hereto. The following is a summary of the material features of the Plan and is qualified in its entirety by reference to Appendix A. The Plan provides for the grant of stock options, share awards (including restricted stock and restricted stock units), stock appreciation rights, dividend equivalent rights, performance awards, annual incentive cash awards and other equity-based awards, including LTIP units, which are convertible on a one-for-one basis into OP Units.

Administration of the Plan. The Plan is administered by our Compensation Committee. Each member of our Compensation Committee that administers the Plan is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and “independent” within the meaning of the NYSE listing rules and the rules and regulations of the SEC. Our Compensation Committee determines eligibility for and designates participants of the Plan, determines the type and amount of awards to be granted, determines the timing, terms, and conditions of any award (including the exercise price), and makes other determinations and interpretations as provided in the Plan. All decisions and interpretations made by our Compensation Committee with respect to the Plan are binding on us and participants. During any period of time in which we do not have a Compensation Committee, the Plan will be administered by our Board or another committee appointed by our Board. References below to our Compensation Committee include a reference to our Board or another committee appointed by our Board for those periods in which our Board or such other committee is acting.

Eligible Participants. All of our employees and the employees of our subsidiaries and affiliates, including our operating partnership, are eligible to receive awards under the Plan. In addition, our non-employee directors, consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under the Plan. Incentive stock options, however, are only available to our employees.

We have not identified any of our employees or employees of our subsidiaries and affiliates as “key employees” likely to receive awards under the Plan. As of the Record Date, we have five non-employee directors, three executive officers and two service providers (our Manager and Servicer) eligible to receive awards under the Plan. We do not currently have any employees and do not expect to have any employees in the foreseeable future.

Share Authorization. Upon stockholder approval of the Plan, the maximum aggregate number of shares that may be issued under the Plan, in the aggregate, may not exceed 5% of our shares of common stock issued and outstanding from time to time on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities, including OP Units and LTIP (as defined herein) units, into shares of our common stock). The maximum number of shares for which performance compensation awards denominated in shares may be granted to any individual participant in respect of a single fiscal year is 500,000 (or if any such awards are settled in cash, the maximum amount may not exceed $5 million). In connection with stock splits, distributions, recapitalizations and certain other events, our Board or Compensation Committee will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under the Plan and the terms of outstanding awards. If any awards terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares of common stock subject to such awards will again be available for purposes of the Plan.

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Share Usage. Shares of common stock that are subject to awards are counted against the Plan share limit as one share for every one share subject to the award. The number of shares subject to any stock appreciation rights awarded under our the Plan is counted against the aggregate number of shares available for issuance under the Plan regardless of the number of shares actually issued to settle the stock appreciation right upon exercise.

Prohibition on Repricing without Stockholder Approval. Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option or stock appreciation right, including by replacement with or substitution of another award type, that would be treated as a repricing under applicable stock exchange rules or would replace stock options or stock appreciation rights with cash, in each case without the approval of the stockholders (although appropriate adjustments may be made to outstanding stock options and stock appreciation rights to achieve compliance with applicable law, including the Code).

Stock Options. The Plan authorizes our Compensation Committee to grant incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options. The maximum number of shares for which incentive stock options may be granted is 500,000. The exercise price of each option will be determined by our Compensation Committee, provided that the price cannot be less than 100% of the fair market value of shares of our common stock on the date on which the option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our shares of common stock on the date of grant. On April      , 2016, the last publicly reported sale price of our common stock on the NYSE was $        .

The term of an option cannot exceed ten years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. Our Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The vesting and exercisability of options may be accelerated by our Compensation Committee. The exercise price of an option may not be amended or modified after the grant of the option, and an option may not be surrendered in consideration of or exchanged for or substituted for a grant of a new option having an exercise price below that of the option which was surrendered or exchanged or substituted for without stockholder approval.

The exercise price for any option is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value, on the date on which the option is exercised, of the exercise price, (iii) to the extent the award agreement provides, by payment through a broker in accordance with procedures set forth by us or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to us.

Share Awards. The Plan also provides for the grant of share awards, including restricted stock and restricted stock units. A share award is an award of shares of common stock or stock units that may be subject to restrictions on transferability and other restrictions as our Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Compensation Committee may determine. Restricted stock units are contractual promises to deliver shares of common stock in the future and may be settled in cash, shares, other securities or property (as determined by our Compensation Committee) upon the lapse of restrictions applicable to the award and otherwise in accordance with the award agreement. A participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that our Compensation Committee may require any dividends to be reinvested in shares. A participant who receives restricted stock units will have no rights of a stockholder with respect to the restricted stock units but may be granted the right to receive dividend equivalent rights. During the period, if any, when share awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her award shares

Stock Appreciation Rights. The Plan authorizes our Compensation Committee to grant stock appreciation rights that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash,

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common stock or a combination of the two. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of shares of our common stock on the date of exercise over the shares’ fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by our Compensation Committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a stock appreciation right cannot exceed ten years from the date of grant.

Performance Awards. The Plan also authorizes our Compensation Committee to grant performance awards. Performance awards represent the participant’s right to receive a compensation amount, based on the value of our common stock, if performance goals established by our Compensation Committee are met. Our Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance award. Performance goals may relate to our financial performance, the participant’s performance or such other criteria determined by our Compensation Committee. If the performance goals are met, performance awards will be paid in cash, shares of common stock or a combination thereof.

Under the Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries (except with respect to the total stockholder return and earnings per share criteria), will be used by our Compensation Committee in establishing performance goals: Funds from Operations (“FFO”); Adjusted FFO; earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation; operating (or gross) income or profit; pretax income before allocation of corporate overhead and/or bonus; operating efficiencies; operating income as a percentage of net revenue; return on equity, assets, capital, capital employed or investment; after tax operating income; net income; earnings or book value per share; financial ratios; cash flow(s); total rental income or revenues; capital expenditures as a percentage of rental income; total operating expenses, or some component or combination of components of total operating expenses, as a percentage of rental income; stock price or total stockholder return, including any comparisons with stock market indices; appreciation in or maintenance of the price of the common stock or any of our publicly-traded securities; dividends; debt or cost reduction; comparisons with performance metrics of peer companies; comparisons of our stock price performance to the stock price performance of peer companies; strategic business objectives, consisting of one or more objectives based on meeting specified cost, acquisition or leasing targets, meeting or reducing budgeted expenditures, attaining division, group or corporate financial goals, meeting business expansion goals and meeting goals relating to leasing, acquisitions, joint ventures or collaborations or dispositions; economic value-added models; or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, our past performance or the past performance of any of our subsidiaries, operating units, business segments or divisions and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets. Our Compensation Committee may appropriately adjust any evaluation of performance under the foregoing criteria to exclude any of the following events that occurs during a performance period: asset impairments or write-downs; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; significant, infrequently occurring items; the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; or any other event either not directly related to our operations or not within the reasonable control of our management.

Bonuses. Cash performance bonuses payable under the Plan may be based on the attainment of performance goals that are established by our Compensation Committee and relate to one or more performance criteria described in the Plan. Cash performance bonuses must be based upon objectively determinable bonus formulas established in accordance with the Plan.

Dividend Equivalents. Our Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid in cash or may be deemed reinvested in additional shares of stock and may be payable in cash, common stock or a combination of the two. To the extent the dividend equivalents are provided with respect to another award that vests or is earned based upon achievement of performance goals, any dividend equivalents will not be paid currently, but instead will be paid only to the extent the award vests. Our Compensation Committee will determine the terms of any dividend equivalents.

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Other Equity-Based Awards. Our Compensation Committee may grant other types of equity-based awards under the Plan, including Long-Term Incentive Plan (“LTIP”) units. Other equity-based awards are payable in cash, common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by our Compensation Committee. The terms and conditions that apply to other equity-based awards are determined by our Compensation Committee.

LTIP units are a special class of OP Units. Each LTIP unit awarded under the Plan will be equivalent to an award of one share under the Plan, reducing the number of shares available for other equity awards on a one-for-one basis. We will not receive a tax deduction with respect to the grant, vesting or conversion of any LTIP unit. The vesting period for any LTIP units, if any, will be determined at the time of issuance. Each LTIP unit, whether vested or not, will receive the same quarterly per unit profit distribution as the other outstanding OP Units, which profit distribution will generally equal the per share distribution on a share of common stock. This treatment with respect to quarterly distributions is similar to the expected treatment of our restricted stock awards, which will receive full distributions whether vested or not. Initially, each LTIP unit will have a capital account of zero and, therefore, the holder of the LTIP unit would receive nothing if our operating partnership were liquidated immediately after the LTIP unit is awarded. However, the partnership agreement requires that “book gain” or economic appreciation in our assets realized by our operating partnership, whether as a result of an actual asset sale or upon the revaluation of our assets, as permitted by applicable regulations promulgated by the U.S. Treasury Department (“Treasury Regulations”), be allocated first to LTIP units until the capital account per LTIP unit is equal to the capital account per unit of our operating partnership. The applicable Treasury Regulations provide that assets of our operating partnership may be revalued upon specified events, including upon additional capital contributions by us or other partners of our operating partnership or a later issuance of additional LTIP units. Upon equalization of the capital account of the LTIP unit with the per unit capital account of the OP Units and full vesting of the LTIP unit, the LTIP unit will be convertible into an OP Unit at any time. There is a risk that a LTIP unit will never become convertible because of insufficient gain realization to equalize capital accounts and, therefore, the value that a grantee will realize for a given number of vested LTIP units may be less than the value of an equal number of shares of common stock.

Recoupment. If we adopt a “clawback” or recoupment policy, any awards granted pursuant to the Plan will be subject to repayment to us to the extent provided under the terms of such policy. We reserve the right in any award agreement to cause a forfeiture of the gain realized by a recipient if such recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or upon termination for “cause” as defined in the Plan, applicable award agreement or any other agreement between us or an affiliate and the recipient.

Change in Control. If we experience a change in control in which outstanding awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity: (1) except for performance awards, all restricted stock, LTIP units and restricted stock units will vest and the underlying shares of common stock and all dividend equivalent rights will be delivered immediately before the change in control; or (2) at our Board or Compensation Committee’s discretion, either all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon completion of the change in control, or all options, stock appreciation rights, restricted stock and restricted stock units will be cashed out before the change in control. In the case of performance awards denominated in shares or LTIP units, if more than half of the performance period has lapsed, the awards will be converted into restricted stock or restricted stock units based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the awards will be converted into restricted stock assuming target performance has been achieved.

In summary, a change in control under the Plan occurs if:

•	a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

•	the consummation of a merger or consolidation, unless (1) the holders of our voting shares immediately prior to the merger have at least 50.1% of the combined voting power of the

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securities in the surviving entity or its parent or (2) no person owns 50% or more of the shares of the surviving entity or the combined voting power of our outstanding voting securities;

•	we sell or dispose of all or substantially all of our assets; or

•	individuals who constitute our Board cease for any reason to constitute a majority of our Board, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose.

Adjustments for Stock Dividends and Similar Events. Our Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Plan, including the individual limitations on awards, to reflect stock splits and other similar events.

Transferability of Awards. Except as otherwise permitted in an award agreement or by our Compensation Committee, awards under the Plan are not transferable other than by a participant’s will or the laws of descent and distribution.

Term and Amendment. Our Board may amend or terminate the Plan at any time; provided that no amendment may adversely impair the benefits of participants with respect to outstanding awards without the participants’ consent or violate the Plan’s prohibition on repricing. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of the plan. Unless terminated sooner by our Board, the Plan will terminate on the tenth anniversary of its approval by stockholders.

New Plan Benefits

It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the Plan because the grant and actual pay-out of awards under the Plan are subject to the discretion of our Compensation Committee.

Certain U.S. Federal Income Tax Consequences

Section 162(m). Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid in excess of $1.0 million in any tax year to its chief executive officer and certain other most highly compensated executives. However, compensation that qualifies as “performance-based compensation” is excluded from this $1.0 million deduction limit and therefore remains fully deductible by the company that pays it. We generally intend that, except as otherwise determined by our Compensation Committee, performance awards and stock options granted with an exercise price at least equal to 100% of the fair market value of the underlying shares of common stock at the date of grant to employees our Compensation Committee expects to be named executive officers at the time a deduction arises in connection with such awards, will qualify as “performance-based compensation” so that these awards will not be subject to the Section 162(m) deduction limitations. Our Compensation Committee will not necessarily limit executive compensation to amounts deductible under Section 162(m) of the Code, however, if such limitation is not in the best interests of us and our stockholders.

Section 409A. We intend to administer the Plan so that awards will be exempt from, or will comply with, the requirements of Section 409A of the Code; however, we do not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. We will not be liable to any participant for any tax, interest, or penalties that such participant might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the Plan.

Vote Required and Recommendation.

The affirmative vote of a majority of all the votes cast at the Annual Meeting is necessary for the adoption of the Plan. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

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THE BOARD RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE 2016 EQUITY INCENTIVE PLAN FOR DIRECTORS, OFFICERS, KEY EMPLOYEES AND SERVICE PROVIDERS.

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PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPDENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board, which is composed entirely of independent directors, has appointed Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of Moss Adams LLP will be present at the Annual Meeting by conference phone, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm. For purposes of vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Moss Adams LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders' best interests. In the event that the appointment of Moss Adams LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

Relationship with Independent Registered Public Accounting Firm

Fee Disclosure

Our consolidated financial statements for the period ended December 31, 2015 have been audited by Moss Adams LLP, which served as our independent registered public accounting firm for that year.

The following summarizes the fees billed by Moss Adams LLP for services performed for the year ended December 31, 2015:

Year Ended December 31, 2015
Audit Fees	$317,000
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-
Total	$317,000

Audit Fees. Audit Fees consist of fees and expenses billed for professional services rendered for the audit of the consolidated financial statements, review of registration statements and services that are normally provided by accountants in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Audit-Related Fees consist of fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not “Audit Fees.”

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Tax Fees. Tax Fees consist of fees and related expenses billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and structuring.

All Other Fees. All Other Fees consist of fees and expenses for products and services that are not “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”

On February 23, 2016, the Audit Committee selected Moss Adams LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Moss Adams LLP has served as our independent registered public accounting firm since our inception.

A representative of Moss Adams is expected to be present at the Annual Meeting by conference phone and will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to review and pre-approve, pursuant to the Audit Committee Pre-Approval Policy, any engagement of the Company’s independent auditor to provide any permitted non-audit service to the Company. Pursuant to the Audit Committee Pre-Approval Policy, which the Audit Committee will review and reassess periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting.

All audit related, tax and other services provided to us after the IPO were reviewed and pre-approved by the Audit Committee.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Profile

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•	the Board is not classified, with each of our directors subject to re-election annually;

•	four of our seven directors satisfy the listing standards for independence of the NYSE and Rule 10A-3 under the Exchange Act;

•	at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC;

•	we comply with the requirements of the NYSE listing standards, including having committees comprised solely of independent directors;

•	we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law; and

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Board Committees

The Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, the Board from time to time establishes other committees to facilitate the management of the Company.

The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Lawrence Mendelsohn
Russell Schaub
Steven L. Begleiter
John C. Condas		X	X
Jonathan Bradford Handley, Jr*	X
Daniel Hoffman	X (chair)	X	X
J. Kirk Ogren, Jr.	X	X (chair)	X (chair)

*Audit Committee financial expert.

Audit Committee

Our Audit Committee consists of Mr. Hoffman, chairperson, Mr. Handley, and Mr. Ogren. Mr. Handley satisfies the requirements for being designated an audit committee financial expert as defined in SEC regulations because of his financial and accounting expertise derived from his experiences as a founder and managing director of SPC.

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Our Board has adopted an Audit Committee charter. The Audit Committee charter defines its primary duties to include:

•	serving as an independent and objective body to monitor and assess the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements, our financial reporting processes and related internal control systems and the performance generally of our internal audit function;

•	overseeing the audit and other services of our independent auditors and be directly responsible for the appointment, independence, qualifications, compensation and oversight of our independent auditors, who will report directly to the Audit Committee;

•	providing an open means of communication among our independent auditors, accountants, financial and senior management, our internal auditing department, our corporate compliance department and our Board;

•	resolving any disagreements between our management and the independent auditors regarding our financial reporting;

•	meeting at least quarterly with senior executives, internal audit staff and independent auditors;

•	discussing our earnings press releases and our policies with respect to risk assessment and risk management; and

•	preparing the audit committee report for inclusion, if required, in our annual proxy statements for our annual stockholders’ meetings.

Our Audit Committee charter also mandates that our audit committee approve all audit, audit-related, tax and other services conducted by our independent accountants. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepared the Audit Committee report included in this Proxy Statement.

Compensation Committee

Our Compensation Committee consists of Mr. Ogren, chairperson, Mr. Hoffman and Mr. Condas. Our Board has adopted a Compensation Committee charter, which sets forth the Compensation Committee’s primary duties, including:

•	determining the compensation payable to the directors including the number of shares underlying, and the terms of, restricted common share awards and stock options to be granted to our directors;

•	administering and implementing the 2014 Director Equity Plan and any other equity incentive plan we may implement;

•	reviewing and approving any new equity compensation plan, material change to an existing plan, or any stock option or other type of award, if required;

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•	establishing guidelines and standards for determining the compensation, if any, of our executive officers and recommending to our Board compensation, if any, for them;

•	evaluating the objectives of the executive officer compensation programs and the performance of our executive officers;

•	endeavoring to ensure that our, our Manager’s, and our Servicer’s compensation plans are effective in attracting and retaining key employees and reinforcing business strategies and objectives; and

•	preparing a report on executive compensation, if required for inclusion in our annual proxy statement for our annual stockholders’ meetings.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. Ogren, chairperson, Mr. Hoffman and Mr. Condas. Our Board has adopted a Nominating and Corporate Governance Committee charter, which defines the Nominating and Corporate Governance Committee’s primary duties, including:

•	establishing standards for service on our Board;

•	identifying individuals qualified to become members of our Board and recommending director candidates for election or re-election to our Board;

•	considering and making recommendations to our Board regarding Board size and composition, committee composition and structure and procedures affecting directors, and each director’s independence;

•	advising the Board and our Manager on candidates for our executive offices, and conducting appropriate investigation of such candidates;

•	monitoring our corporate governance principles and practices, our code of business conduct and ethics, our human resource practices, our fulfillment of obligations of fairness in internal and external matters, and the effectiveness of our Board; and

•	reviewing changes in legislation, regulations, and other developments impacting corporate governance and making recommendations to the Board with respect to such matters.

Board and Committee Meetings

Since our IPO in February 2015, the Board met ten times, the Audit Committee met eight times, the Compensation Committee met once and the Nominating and Corporate Governance Committee met once, each including telephonic meetings and unanimous written consents. Each director attended at least 75% of Board and applicable committee meetings on which he served during his period of service. Directors are expected to attend, in person or by telephone, all Board meetings and meetings of committees on which they serve.

Risk Management and Oversight Process

Our Board and each of its committees are involved in overseeing risk associated with our operations and business. The Board and the Audit Committee monitor our credit risk, liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management and independent auditors. In its periodic meetings with independent auditors, the Audit Committee discussed the scope and plan for any internal audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. The Audit Committee also discusses with our independent auditors the external audit scope, the independent auditing firm’s responsibility under applicable requirements, including, the Standards of the Public Company Accounting Oversight Board, accounting policies and practices and other required communications. The

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Audit Committee and, where appropriate, the independent members of the Board, review and approve related party transactions under our Related Party Transactions Policy. The Board and the Nominating and Corporate Governance Committee monitor our governance and succession risks by regular reviews with management. The Board and the Compensation Committee monitor our compensation policies and related risks by regular reviews with management. In addition, the Board and the investment supervisory committee of the Board (the “Investment Supervisory Committee”) monitor our operations with respect to related party investment transactions, significant investments and overall oversight of our investment strategies, guidelines and policies.

The Board’s role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management of our Manager, that perform services for us having responsibility for assessing and managing our risk exposure, and the Board and its committees providing oversight in connection with these efforts. See “Board Leadership Structure.”

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee takes into account such factors as it deems appropriate, which may include: the current composition of the Board as a whole; considerations of diversity, age, skills and experience in the context of the Board’s needs at that point in time; and the desire for a substantial majority of independent directors. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee selects the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting.

Stockholders wishing to recommend individuals for consideration as directors must follow the procedures described in Article II, Section 11 of the Company’s Bylaws, including (among other requirements) the giving of written notice of the nomination to our Secretary no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s annual meeting. The stockholder’s notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of the Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. See “Other Matters—Stockholder Proposals and Nominations for the 2017 Annual Meeting.”

Code of Business Conduct and Ethics

The Board established a Code of Business Conduct and Ethics that applies to our officers, directors and employees and a Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Other Senior Financial Officers that applies to our CEO, Chief Financial Officer (“CFO”) and other senior financial officers. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable laws, rules and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

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•	accountability for adherence to the code of business conduct and ethics.

Any waiver of the Code of Business Conduct and Ethics must be approved by the Compliance Officer or such officer’s designee. Any waiver of the Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Other Senior Financial Officers must be approved in writing by the Board. Any such waiver shall be promptly disclosed to stockholders as required by law or NYSE regulations.

Availability of Corporate Governance Materials

Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics and the Code of Ethics for the Chief Executive Officer and Chief Financial Officer, on our website at www.great-ajax.com under the “Investor Relations-Company Information” tab, and these documents are available in print to any stockholder who sends a written request to such effect to Great Ajax Corp., 9400 SW Beaverton-Hillsdale Hwy, Suite 131, Beaverton, OR 97005, Attention: Corporate Secretary. Information at or connected to our website is not and should not be considered a part of this Proxy Statement.

Independence of Directors

NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the board of directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).

The Board currently has seven directors, a majority of whom the Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following directors is independent under these standards: Messrs. Condas, Handley, Hoffman and Ogren. Messrs. Mendelsohn and Schaub are not independent as they are executive officers of the Company. Mr. Begleiter is not independent as he is the designee of Flexpoint REIT Investor (as defined below). See “Certain Relationships and Related Party Transactions— Agreements with Anchor Investors—Flexpoint Ford.”

Board Leadership Structure

Mr. Mendelsohn serves as the Chairman of the Board and CEO. The Board has reviewed its current leadership structure and has determined that the combined Chairman and CEO position is currently the most appropriate and effective leadership structure for the Company. Mr. Mendelsohn has been involved with the mortgage markets for more than 25 years. As the individual primarily responsibility for the day-to-day management of business operations, he is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues.

Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors since our IPO, our non-management directors meet in executive sessions without management participation regularly. The non-management directors determine among themselves which non-management directors will preside over each executive session (the “presiding independent director”), although the same director is not required to preside at all such executive sessions. The presiding independent director approves the meeting agenda items, and serves as a liaison between the Chairman of the Board and the independent directors with respect to matters discussed at each such executive session.

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Communications with the Board

Stockholders and other interested parties may communicate with the Board by sending written correspondence to the Corporate Secretary of Great Ajax Corp., 9400 SW Beaverton-Hillsdale Hwy, Suite 131, Beaverton, OR 97005. The independent, non-employee directors have directed our Secretary to act as their agent in processing any communications received. All communications that relate to matters within the scope of the responsibilities of the Board and its standing committees are to be forwarded to the Chairman of the Board. Communications that relate to matters that are within the scope of the responsibilities of one of the Board’s standing committees are also to be forwarded to the chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the responsibilities of the Board are to be sent to the appropriate member of management.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of our Company, and no member has any relationship with us requiring disclosure under Item 404 of SEC Regulation S-K. No member of our Compensation Committee currently serves or has served as a member of any board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board.

Legal Proceedings

The nature of our business exposes our properties, us and our operating partnership, Great Ajax Operating Partnership L.P., to the risk of claims and litigation in the normal course of business. Other than routine litigation arising out of the ordinary course of business, neither we nor our officers and directors are presently subject to any material litigation nor, to our knowledge, is any material litigation threatened against us or any of our officers or directors.

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EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers. Executive officers are elected annually by the Board and serve at the Board’s discretion.

Name	Age	Title
Lawrence Mendelsohn	55	Chairman of the Board and Chief Executive Officer; Manager of our Manager
Russell Schaub	52	President and Director; Vice-President and Chief Operating Officer of the Servicer
Mary Doyle	52	Chief Financial Officer; Chief Financial Officer of the Manager and the Servicer

Set forth below is a description of the background of our Chief Financial Officer, Ms. Mary Doyle Messrs. Mendelsohn and Schaub’s backgrounds are described above under “Proposal 1: Re-election of Directors.”

Mary Doyle joined us as our Chief Financial Officer on April 18, 2016. Prior to joining us, Ms. Doyle served as the Senior Vice President of Finance and the Senior Advisor to the Chief Financial Officer at Nationstar Mortgage LLC, one of the largest mortgage servicers in the United States, from 2012 to 2015. Prior to that, she was the Senior Advisor to the Chief Financial Officer and Acting Tax Director at Aurora Bank, FSB, a subsidiary of Lehman Brother Holdings Inc., from 2011 to 2013 and the Chief Financial Officer at Arch Bay Capital, LLC, an investment firm specializing in the real estate and mortgage industries, from 2010 to 2011. Prior to that, she worked at Fannie Mae and Sallie Mae, as well as the international public accounting firms of Arthur Andersen LLP and KPMG LLP. Ms. Doyle has a B.B.A. in Marketing from the University of Texas and a M.S. in Accounting from the University of Houston.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officer Compensation

We are externally managed by our Manager under the terms of the management agreement, pursuant to which our Manager provides us with all of the personnel required to manage our operations, including our executive officers. Our executive officers are officers or employees of our Manager or Servicer and receive compensation from them as appropriate. Our Manager or the Servicer makes all decisions relating to the compensation of such officers based on factors it deems appropriate. We do not directly or indirectly reimburse our Manager for the compensation paid to our executive officers. We do not provide any of our executive officers with pension benefits or nonqualified deferred compensation plans. We do not have any employment agreements with any person (except with Ms. Doyle as described below) and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control (except with Ms. Doyle as described below). See “Certain Relationships and Related Party Transactions—Management Agreement.”

Employment Agreement with Ms. Mary Doyle

On March 29, 2016, we, our Manager, our Servicer, and an Aspen Capital affiliate (collectively, the “Companies”) entered into an employment agreement with Mary Doyle, who will serve as the chief financial officer of each entity. The employment agreement has a three-year term, which may be extended if agreed to by the parties. The employment agreement provides for a base salary of $250,000 and an annual target bonus opportunity equal to 60% of Ms. Doyle’s base salary, with the amount actually earned based on the achievement of certain performance objectives. Ms. Doyle will also be eligible to participate in any equity plans that may be adopted during her employment term, and she will be entitled to participate in and receive such benefits or rights as may be provided to other employees under any group employee benefit plan provided during her employment term.

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The employment agreement provides that, if Ms. Doyle’s employment is terminated:

•	for cause, by Ms. Doyle for any reason, or due to Ms. Doyle’s death or disability, Ms. Doyle will receive salary and benefits through the date of her termination and provision of any vested benefits, which will be provided in accordance with the terms and conditions of the plans or programs under which such vested benefits arise; or

•	without cause, Ms. Doyle shall receive the amounts described above and a lump sum severance payment equal to one year of her annual base salary at the time of termination.

The term “cause” is defined to include (a) Ms. Doyle or any of the Companies (as a result of the acts or omissions of Ms. Doyle) having materially breached its Operating Agreement or the Management Agreement between us and our Manager, (b) Ms. Doyle or any of the Companies (as a result of the acts or omissions of Ms. Doyle) being subject to disciplinary action or disqualification by a regulator or self-regulatory organization or an examination, investigation or other inquiry or proceeding by any governmental authority that is reasonably likely to impair our ability to engage in business, (c) commission of a felony or other serious crime or violation of federal or state laws (including any crime of dishonesty or disloyalty), (d) certain actions that caused or are reasonably likely to cause a substantial public disgrace or disrepute or substantial economic harm, or (e) Ms. Doyle’s breach of the employment agreement.

Ms. Doyle’s right to receive the severance payment is subject to her delivery and non-revocation of an effective general release of claims in favor of us and our affiliates and compliance with confidentiality, noncompetition, and nonsolicitation covenants.

Director Compensation

In July 2014, pursuant to the 2014 Director Equity Plan (see “Certain Relationships and Related Party Transactions—2014 Director Equity Plan”), Messrs. Handley, Hoffman and Ogren, members of our Board who are identified as independent directors (see “Corporate Governance and Board Matters—Independence of Directors” above) were each granted restricted stock awards of 2,000 shares of common stock, which are subject to a one-year vesting period. Mr. Condas, who was also identified by our Board as independent (see “Corporate Governance and Board Matters —Independence of Directors” above), received a similar grant when he joined the Board following our IPO in February 2015. In addition, each independent director is entitled to an annual retainer of $50,000, payable quarterly, half in shares of our common stock and half in cash. The value of the shares is determined in the same manner as the value of the shares to be paid to our Manager as part of its base management fee (see “Certain Relationships and Related Party Transactions—Management Agreement”). The chair of each committee of the Board other than the Investment Supervisory Committee also receives an additional cash payment of $10,000 per year. The non-independent directors, including Mr. Begleiter, the designee of Flexpoint REIT Investor, are not entitled to any compensation for serving as a director. We reimburse our independent directors and Mr. Begleiter for their reasonable travel expenses incurred in connection with their attendance at board and committee meetings.

The following table sets forth information regarding the compensation paid during 2015 to each of our independent directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
John C. Condas	$25,000	$25,000	$50,000
Jonathan Bradford Handley, Jr	25,000	25,000	50,000
Daniel Hoffman	25,000	25,000	50,000
J. Kirk Ogren, Jr.	25,000	25,000	50,000
	$100,000	$100,000	$200,000

(1) Represents payment of the quarterly directors’ fees which are payable in shares of common stock.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently composed of Messrs. Hoffman, Handley and Ogren, with Mr. Hoffman serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company’s consolidated financial statements. The Company’s management team has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2015 with our management.

The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board.

The Audit Committee has received both the written disclosures and the letter from Moss Adams LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Moss Adams LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for 2015 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Daniel Hoffman (Chairman)
Jonathan Bradford Handley, Jr.
J. Kirk Ogren, Jr.

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Exchange Act”), that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

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PRINCIPAL STOCKHOLDERS

The following table sets forth the total number and percentage of our shares of common stock beneficially owned as of April 11, 2016 (assuming exchange of 624,106 OP Units on a 1-for-1 basis into shares of our common stock) by: (1) each holder of more than 5% of our common stock; (2) each director; (3) our chief executive officer and our other executive officers; and (4) all executive officers and directors as a group. The information with respect to beneficial ownership is based on publicly available information and information provided to us by the holders.

	Shares Beneficially Owned
	Number	Percent

Wellington Management Company LLP(1)	2,964,853	18.6%
Ithan Creek Master Investors (Cayman) L.P.(2)	2,295,363	14.4%
Flexpoint Great Ajax Holdings LLC(3)	1,917,500	12.0%
American Financial Group, Inc.(4)	1,571,190	9.9%
TIG Advisors, LLC(5)	1,399,404	8.8%
The Allstate Corporation(6)	1,080,493	6.8%
Covalent Partners LLC(7)	963,320	6.0%
Lawrence Mendelsohn(8)(9)(10)(11)(12)	495,508	3.1%
Aspen Yo LLC(12)	458,765	2.9%
Thetis Asset Management LLC	183,998	1.2%
Jonathan Bradford Handley, Jr.	52,722	*
Russell Schaub(13)	21,047	*
J. Kirk Ogren, Jr.(14)(15)	11,415	*
Daniel Hoffman	9,527	*
Glenn Ohl(16)	6,693	*
John C. Condas	3,718	*
Steven L. Begleiter(17)	—	—
Mary Doyle	—	—
Executive officers and directors as a group (8 persons)(18)	600,630	3.8%

____________________

* Less than 1%.

(1)	As of December 31, 2015, as reported on Schedule 13G. Wellington Management Company LLP is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is an indirect subsidiary of Wellington Management Group LLP. The shares indicated in the table are held of record by investment advisory clients of Wellington Management Company LLP, including 2,295,363 shares held by Ithan Creek Master Investors (Cayman) L.P. (which total includes 624,106 OP Units). Wellington Management Company LLP and Wellington Management Group LLP may be deemed to beneficially own the shares indicated in the table, and have shared voting power and dispositive power with respect to such shares. The business address of Wellington Management Company LLP and Wellington Management Group LLP is 280 Congress Street, Boston, Massachusetts 02210.

(2)	As of December 31, 2015, as reported on Schedule 13G. Includes 624,106 OP units (which are redeemable for cash (or at our election shares of our common stock) beginning on July 8, 2015, 14,555 of which are redeemable for cash (or at our election shares of our common stock). Wellington Management Company LLP, an investment

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adviser registered under the Investment Advisers Act of 1940, as amended, is the investment adviser to Ithan Creek Master Investors (Cayman) L.P. Wellington Management Company LLP is an indirect subsidiary of Wellington Management Group LLP. Wellington Management Company LLP and Wellington Management Group LLP may be deemed to beneficially own the shares indicated in the table, all of which are held of record by Ithan Creek Master Investors (Cayman) L.P., and have shared voting power and dispositive power with respect to the shares owned by Ithan Creek Master Investors (Cayman) L.P. The business address of Ithan Creek Master Investors (Cayman) L.P., Wellington Management Company LLP and Wellington Management Group LLP is 280 Congress Street, Boston, Massachusetts 02210. Wholly owned subsidiaries of Ithan Creek Master Investors (Cayman) L.P. also own interests in our Manager and GA-FS, the parent of the Servicer.

(3)	As of December 31, 2015, as reported on Schedule 13G. The business address of Flexpoint Great Ajax Holdings LLC is c/o Flexpoint Ford, LLC at 676 N. Michigan Avenue, Suite 3300, Chicago, IL 60611. Flexpoint Great Ajax Holdings LLC also owns interests in our Manager and GA-FS, the parent of the Servicer. Flexpoint Great Ajax Holdings LLC is indirectly controlled by Donald J. Edwards who has sole voting and dispositive power with respect to the shares owned by it.

(4)	As of December 31, 2015, as reported on Schedule 13G. American Financial Group, Inc. is a parent holding company or control person of the following subsidiaries which hold the referenced shares: Great American Life Insurance Company, National Interstate Insurance Company and Republic Indemnity Company of America. Each of the subsidiaries is an insurance company. The business address of American Financial Group, Inc. is 301 East Fourth Street, Cincinnati, Ohio 45202.

(5)	As of December 31, 2015, as reported on Schedule 13G. TIG Advisors, LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The shares indicated in the table are held of record by investment advisory clients of TIG Advisors, LLC, including TIG Securitized Asset Master Fund, L.P. TIG Advisors, LLC may be deemed to beneficially own the shares indicated in the table, and have shared voting power and dispositive power with respect to such shares. Carl Tiedemann and Michael Tiedemann exercise voting and investment power with respect to the shares owned by TIG Securitized Asset Master Fund, L.P. The business address of TIG Advisors, LLC is 520 Madison, 26th Floor, New York, New York 10022.

(6)	As of December 31, 2015, as reported on Schedule 13G. The Allstate Corporation is an insurance company as defined under the Exchange Act. Allstate Insurance Company, an indirect wholly-owned subsidiary of The Allstate Corporation, is the owner of 720,327 shares and Allstate Life Insurance Company, an indirect wholly-owned subsidiary of The Allstate Corporation, is the owner of 360,166 shares. The business address of Allstate Corporation is 2775 Sanders Road, Northbrook, IL 60062.

(7)	As of December 31, 2015, as reported on Schedule 13G. Covalent Partners LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is an investment adviser to Covalent Capital Partners Master Fund, L.P. (the “Master Fund”) and Covalent Housing Co-Investment Opportunity Master Fund, L.P (the “Housing Master Fund”). The Master Fund and the Housing Master Fund directly hold shares for the benefit of the investors in the Master Fund and Housing Master Fund, respectively. Covalent Capital Partners GP, LLC (“CCP GP”) is the general partner of the Master Fund and Housing Master Fund. Mr. Robert L. Hockett is the majority member of each of CCP GP and Covalent Partners LLC and therefore a majority indirect owner of the Master Fund and Housing Master Fund. By virtue of these relationships, CCP GP and Mr. Hockett may be deemed to beneficially own the shares indicated in the table, all of which are held of record by Covalent Partners LLC. The business address for Covalent Partners LLC is 930 Winter Street, Suite 2800, Waltham, MA 02451.

(8)	Includes 280 shares owned by or for the benefit of his spouse and children who live in his home.

(9)	Includes 7,018 shares owned by Flanders Street Capital Partners I., L.P., which is managed by Flanders Street Capital Management which is wholly owned by Mr. Mendelsohn. Mr. Mendelsohn disclaims beneficial ownership of the securities held by Flanders Street Capital Partners I., L.P. except to the extent of his pecuniary interest therein.

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(10)	Includes 21,452 shares owned by Aspen Uranus LLC, the manager of which is Mr. Mendelsohn, who is also a member thereof. Mr. Mendelsohn disclaims beneficial ownership of the securities held by Aspen Uranus LLC except to the extent of his pecuniary interest therein.

(11)	Includes 5,923 shares owned by the Mendelsohn Family Limited Partnership, which is managed by Mr. Mendelsohn and certain members of his family which are partners of Mendelsohn Family Limited Partnership. Mr. Mendelsohn disclaims beneficial ownership of the securities held by Mendelsohn Family Limited Partnership except to the extent of his pecuniary interest therein.

(12)	Aspen Yo LLC (“Aspen”) is an affiliate of our Manager and the indirect parent of the Servicer. Our Manager and the Servicer own 183,998 and 274,667 shares, respectively. Mr. Mendelsohn controls 50% of the manager of Aspen and has certain economic and/or management rights with respect to 8.5% of the interests in Aspen; Steven Rosenberg, the President of Gregory and the founder of Aspen Capital, controls the other 50% of the manager of Aspen and he or his affiliates own 24.7% of the interests in Aspen. The business address of Aspen is 9400 SW Beaverton-Hillsdale Hwy, Suite 131, Beaverton, OR 97005. Mr. Mendelsohn disclaims beneficial ownership of the securities held by our Manager and the Servicer except to the extent of his pecuniary interest therein.

(13)	Includes 3,280 shares owned by or for the benefit of his spouse and children who live in his home.

(14)	Includes 280 shares owned by or for the benefit of his children who live in his home.

(15)	Includes 6,583 shares owned by John Kirk Ogren Jr. Revocable Trust, of which Mr. Ogren and his immediate family, among others, are beneficiaries.

(16)	Mr. Ohl acted as our Chief Financial Officer during our last fiscal year and until April 18, 2016.

(17)	Mr. Begleiter is a Managing Director of Flexpoint Ford, LLC, the manager of the investment fund that owns Flexpoint Great Ajax Holdings LLC. However, Mr. Begleiter does not have voting or dispositive power over the shares of common stock owned by Flexpoint Great Ajax Holdings LLC.

(18)	See notes (8), (9), (10), (11), (12), (13), (14) (15), and (16).

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Ownership of our Manager, Great Ajax FS LLC and Aspen Yo LLC

Our Manager

On July 8, 2014, we closed a private offering of shares of our common stock and OP Units. We commenced operations on July 8, 2014. On August 1, 2014, we closed the sale of additional shares of our common stock and OP Units pursuant to the exercise of the additional allotment option we granted to the initial purchaser and placement agent in connection with the July placement and we refer to these closings as the Original Private Placement. Upon the closing of the Original Private Placement, we received a 19.8% equity interest in our Manager, which is held by GA-TRS LLC (“Thetis TRS”). Our Manager is owned 19.8% by Thetis TRS, 26.73% by Flexpoint REIT Investor, 26.73% by the Wellington Management Institutional Investor (as defined below) and its wholly owned subsidiaries and the balance of 26.74% by Aspen.

Great Ajax FS LLC and Aspen Yo LLC

Flexpoint REIT Investor and the Wellington Management Institutional Investor directly or indirectly each own 9.8% of Great Ajax FS LLC (“GA-FS”), the parent of the Servicer and subsidiary of Aspen. See “—Agreements with Anchor Investors” below.

Aspen is managed by its manager, MARS Development LLC. Mr. Mendelsohn controls 50% of the manager of Aspen and has certain economic and/or management rights with respect to 8.5% of the interests in Aspen. Steven Rosenberg, the President of Gregory and the founder of Aspen Capital (the business trade name for the group of companies using the Aspen name), controls the other 50% of the manager of Aspen, and he or his affiliates own 24.7% of the interests in Aspen; Mr. Schaub owns 2.9% of the interests in Aspen; partners of Aspen Capital who are not involved in the operations of Aspen own 14.2% of the interests in Aspen, another employee of Aspen owns less than 0.2% of the interests in Aspen, and the balance of the interests in Aspen are held by investors not affiliated with Aspen.

In connection with the closing of the Original Private Placement, Aspen entered into an agreement with us pursuant to which Aspen agreed, for itself and on behalf of its subsidiaries, that it may not engage in any business or provide any services to any other entity that invests in the asset classes in which we intend to invest so long as either we have on hand an average of  $25 million in capital available for investment over the previous two fiscal quarters or our independent directors determine that we have the ability to raise capital at or above our most recent book value.

Management Agreement

On July 8, 2014, we entered into a 15-year management agreement (the “Management Agreement”) with the Manager, which was amended and restated on October 27, 2015. Under the Management Agreement, the Manager implements our business strategy and manages our business and investment activities and day-to-day operations, subject to oversight by the Board. Among other services, the Manager, directly or through Aspen affiliates, provides us with a management team and necessary administrative and support personnel.

Under the Management Agreement, we pay a quarterly base management fee based on our stockholders’ equity and a quarterly incentive management fee based on our cash distributions to stockholders. We pay our Manager fees as follows: the initial $1 million of the quarterly base management fee is payable 75% in cash and 25% in shares of our common stock. Any amount of the base management fee in excess of $1 million is payable in shares of our common stock until payment is 50% in cash and 50% in shares (the “50/50 split”). Any remaining amount of the quarterly base management fee after the 50/50 split threshold is reached is payable in equal amounts of cash and shares. As for the Manager’s incentive fee, in the event that the payment of the quarterly base management fee has not reached the 50/50 split, all of the incentive fee is payable in shares of our common stock until the 50/50 split occurs. In the event that the total payment of the quarterly base management fee and the

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incentive fee has reached the 50/50 split, 20% of the remaining incentive fee is payable in shares of our common stock and 80% of the remaining incentive fee is payable in cash.

Our Manager is entitled to an incentive fee only if our Board declares a dividend from REIT taxable income, which on an annualized basis exceeds 8% of our book value per share, and upon earnings exceeding certain thresholds for a given series of calendar quarters. The incentive fee is payable at the same time that the dividend is payable to our stockholders. Our Manager will not receive any incentive fee in respect of a dividend constituting a return of capital. We also reimburse our Manager for all third party, out of pocket costs incurred by our Manager, including third party diligence and valuation consultants, legal expenses, auditors and other financial services. Neither we nor our Manager may terminate the management agreement without cause during the first 24 months of its term. Following such 24 month period, we or the Manager may terminate the management agreement without cause or in connection with any renewal of the management agreement, subject in certain cases, to payment of a termination fee.

Gregory Servicing Agreement

Under the servicing agreement, Gregory receives servicing fees ranging from 0.65% – 1.25% annually of the unpaid principal balance (“UPB”) (or the fair market value or purchase of REO we own or acquire). Gregory is reimbursed for all customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance of its obligations, and the actual cost of any repairs and renovations. The total fees incurred by us for these services is dependent upon the UPB and type of mortgage loans that Gregory services, property values, previous UPB of the relevant loan, and the number of REO properties. The agreement automatically renews for successive one-year terms, subject to prior written notice of non-renewal. In certain cases, we may be obligated to pay a termination fee. The management agreement will automatically terminate at the same time as the servicing agreement if the servicing agreement is terminated for any reason.

Trademark License Agreement

Upon the closing of the Original Private Placement, we entered into a trademark license agreement with Aspen. Under the trademark license, Aspen grants us a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use the name “Great Ajax” and the related logo. We also have a similar license to use the name “Thetis.” The agreement has no specified term. If the management agreement expires or is terminated, the trademark license agreement will terminate within 30 days. In the event that this agreement is terminated, all rights and licenses granted thereunder, including, but not limited to, the right to use “Great Ajax” in our name will terminate. Upon the closing of the Original Private Placement, Aspen also entered into a substantially identical trademark license that grants our Manager a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use of the name “Thetis.”

2014 Director Equity Plan

Our 2014 Director Equity Plan (the “Director Plan”) is designed to promote our interests by attracting and retaining qualified and experienced individuals for service as non-employee directors. The Director Plan is administered by our board of directors. The total number of shares of common stock or other stock-based award, including grants of LTIP units from our operating partnership available for issuance under the Director Plan is 100,000 shares. At the closing of the Original Private Placement, Messrs. Handley, Hoffman and Ogren each were granted restricted stock awards of 2,000 shares of common stock, and at the closing of our IPO, Mr. Condas was granted 2,000 restricted shares of our common stock.

The Director Plan permits the grant of shares of our common stock in the form of restricted stock. A restricted stock award is an award of a specified number of shares of our common stock which may be subject to forfeiture upon the occurrence of specified events. The expiration of any restriction period may be conditioned on continued employment over a period of time or upon any other criteria as determined by the board of directors. During such time as shares awarded under the Director Plan are under restriction, holders of restricted stock have the right to receive any dividends paid on our common stock and to vote the shares of restricted stock. The Director Plan also permits the grant of stock awards that are free of forfeiture provisions, and the grant of awards valued in whole or in part by reference to, or otherwise calculated by reference to or based on, shares of common stock, including, without limitation, interests in a subsidiary of the Company or interests in our operating partnership, such as LTIP units. The

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Board may condition the expiration of any restriction period on continued service over a period of time with the company or upon any other criteria, as specified in the award agreement.

The Director Plan contains customary provisions to adjust the grants of restricted stock and other awards in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the common stock, or other interests subject to the awards under the Director Plan. In the event of a Change of Control (as defined in the Director Plan) of the Company, the board of directors may, on a holder by holder basis, take any of the following actions, either singly or in combination: (i) fully vest and/or accelerate the restriction period of any awards; (ii) cancel and/or redeem any outstanding awards with respect to all common stock or other interests for which the award is subject to forfeiture in exchange for a cash payment of an amount determined by the board; (iii) require that the award be assumed by any successor corporation or that awards for shares of other interests in the company or any other entity be substituted for such award; or (iv) take such other action as the Board shall determine to be reasonable under the circumstances.

The Director Plan shall remain in full force and effect until the tenth anniversary of the date of its adoption by the board of directors, or if earlier, the date it is terminated by the board. The Board may amend, suspend or terminate the Director Plan at any time. However, no amendment is permitted without stockholder approval if such approval is required by applicable law or applicable requirements of any securities exchange or similar entity. The Board may amend outstanding awards, provided, however, that in the case of amendments adverse to the holder, the board of directors must obtain the holder’s consent to any such amendment unless the amendment is required by certain tax laws.

Agreements with Anchor Investors

Wellington Management Institutional Investor

In the Original Private Placement and related investment agreements, an investment fund for which Wellington Management Company LLP is the investment advisor, or the Wellington Management Institutional Investor, acquired the following interests and rights in the aggregate, either directly or through one or more wholly owned subsidiaries:

•	Interests in our common stock—1,645,363 shares of our common stock (inclusive of shares issuable upon redemption of 468,106 OP Units on a 1-for-1 basis), and the right, prior to the closing of our IPO, subject to certain customary exclusions, with respect to future sales by us of our common stock or securities convertible into common stock, to acquire their respective pro rata portions of such offered shares that equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of any convertible securities then held, by such account bears to the total number of shares of our common stock then outstanding (assuming full conversion and exercise of all outstanding convertible and exercisable securities);

•	Interests in Great Ajax FS LLC—(i) 9.8% of the equity of Great Ajax FS LLC, a subsidiary of Aspen and parent of the Servicer (including the interest-bearing promissory notes from GA-FS in the aggregate principal amount of $1.05 million that automatically converted into 4.9% equity interest in GA-FS on September 15, 2014), and (ii) two non-transferable ten-year warrants, which each permit the holder to acquire an additional 9.9% equity interest in GA-FS at a premium to the original purchase price, exercisable subject to certain regulatory requirements or in the event of a contemporaneous sale of the equity interests of GA-FS; and

•	Interests in our Manager—26.73% of the equity of our Manager.

In addition, the Wellington Management Institutional Investor and other investment funds sponsored and advised by Wellington Management Company LLP sold a 41% equity interest in Little Ajax II, LLC (“Little Ajax II”) to us.

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On December 16, 2014, we closed an additional private placement pursuant to which we sold 2,725,326 shares of common stock and 156,000 OP Units, which we refer to as the Second Private Placement. The Wellington Management Institutional Investor purchased 650,000 shares of common stock (inclusive of shares issuable upon redemption of 156,000 OP Units on a 1-for-1 basis) in the Second Private Placement.

Flexpoint Ford

In the Original Private Placement and related investment agreements, Flexpoint Great Ajax Holdings LLC, or the Flexpoint REIT Investor, an affiliate of an investment fund managed by Flexpoint Ford LLC, acquired the following interests and rights:

•	Interests in our common stock—1,645,363 shares of our common stock, and the right, prior to the closing of our initial public offering, subject to certain customary exclusions, with respect to future sales by us of our common stock or securities convertible into common stock to acquire its pro rata portion of such offered shares that equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of any convertible securities then held, by Flexpoint REIT Investor bears to the total number of shares of our common stock then outstanding (assuming full conversion and exercise of all outstanding convertible and exercisable securities);

•	Interests in Great Ajax FS LLC—(i) 9.8% of the equity of Great Ajax FS LLC, a subsidiary of Aspen and parent of the Servicer (including the interest-bearing promissory notes from GA-FS in the aggregate principal amount of $1.05 million that automatically converted into 4.9% equity interest in GA-FS on September 15, 2014) and (ii) two non-transferable ten-year warrants, which each permit the holder to acquire an additional 9.9% equity interest in GA-FS at a premium to the original purchase price, exercisable subject to certain regulatory requirements or in the event of a contemporaneous sale of the equity interests of GA-FS; and

•	Interests in our Manager—26.73% of the equity of our Manager.

In addition, so long as Flexpoint REIT Investor and/or its affiliates own at least 9.8% of our outstanding shares of common stock, Flexpoint REIT Investor will have the right to nominate a representative for election as a member of our board of directors.

Flexpoint Ford is also the manager of the investment fund whose affiliate sold a 41% equity interest in Little Ajax II to us.

The Flexpoint REIT Investor purchased 192,137 shares of common stock in the Second Private Placement.

Original Private Placement, Initial Portfolio

Our Manager used $1 million of the aggregate proceeds from Flexpoint REIT Investor and the Wellington Management Institutional Investor to acquire 66,666 shares of our common stock in the Original Private Placement. GA-FS contributed to the Servicer $4 million of the aggregate proceeds from Flexpoint REIT Investor and the Wellington Management Institutional Investor, which used such funds to acquire 266,667 shares of our common stock. In addition, we used $48.8 million of the proceeds in the Original Private Placement offering to acquire our initial portfolio of mortgage-related assets through acquisition of the 82% equity interests in Little Ajax II owned by Flexpoint REIT Investor, the Wellington Management Institutional Investor and affiliated entities.

Governance Matters

In connection with their acquisition of interests in our Manager and GA-FS, Flexpoint REIT Investor and the Wellington Management Institutional Investor entered into an operating agreement with our Manager and Great Ajax FS LLC pursuant to which our Manager and GA-FS agreed not to take certain actions outside of their respective ordinary course of operations without the consent of Flexpoint REIT Investor and the Wellington Management Institutional Investor.

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Related Party Transaction Policy

Our Board has adopted a policy and procedure for review, approval and monitoring of transactions involving related persons, including our Manager, the Servicer, directors and executive officers or their immediate family members and stockholders owning 5% or greater of our outstanding stock. Any situation that potentially qualifies as a conflict of interest will immediately be disclosed to the Audit Committee to assess the nature and extent of any concern as well as the appropriate next steps, including whether such situation requires approval of the Board, including a majority of the disinterested directors. Related persons are required to obtain the prior written approval of the Audit Committee before participating in any transaction or situation that may pose a conflict of interest. In considering a transaction, the Audit Committee will consider all relevant factors including (i) whether the transaction is in our best interests; (ii) alternatives to the related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to us. The Audit Committee will periodically monitor any approved transactions to ensure that there are no changed circumstances that would render it advisable for us to amend or terminate the transaction.

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file. Since our IPO in February 2015, based solely on our review of copies of such reports, we believe that all Section 16(a) filing requirements applicable to our directors, officers and 10% stockholders were complied with during 2015, with the exception of one filing by each of J. Kirk Ogren, Jr., John C. Condas, Jonathan Bradford Handley, Jr., Daniel Hoffman, and Lawrence Mendelsohn.

Other Matters to Come Before the 2016 Annual Meeting

No other matters are expected to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Stockholder Proposals and Nominations for the 2017 Annual Meeting

Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2017 annual meeting of stockholders must be received at our principal executive offices no later than December 29, 2016.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our Bylaws, which are on file with the SEC and may be obtained from our corporate secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2017 Annual Meeting must be received no earlier than December 29, 2016 and no later than January 30, 2017.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Great Ajax Corp., 9400 SW Beaverton-Hillsdale Hwy, Suite 131, Beaverton, OR 97005, Attention: Corporate Secretary, or contact us by telephone at (503) 505-5670. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

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By Order of the Board of Directors,

Irving Potter
Secretary

Beaverton, OR

April ___, 2016

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Appendix A

Great ajax corp.

2016 Equity Incentive Plan

i

ii

18.7	Severability	31
18.8	Governing Law	31
18.9	Code Section 409A	31

iii

great ajax corp.

2016 EQUITY INCENTIVE PLAN

Great Ajax Corp., a Maryland corporation (the “Company”), sets forth herein the terms of its 2016 Equity Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to provide (a) incentive to officers, employees, directors, consultants and other eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units (including deferred stock units), dividend equivalent rights, long-term incentive units, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1           “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of Options or Stock Appreciation Rights is based upon a legitimate business criterion, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.2           “Annual Incentive Award” means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one (1) year (which shall correspond to the Company’s fiscal year, unless otherwise specified by the Committee).

2.3           “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

2.4           “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or other equity-based award under the Plan.

2.5           “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.6           “Board” means the Board of Directors of the Company.

2.7           “Cause” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee, the Service Provider’s (i) continued failure to substantially perform duties, or gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction or plea of guilty or nolo contendere of a felony; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Company or an Affiliate; or (iv) material breach of any Company policy or term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.8           “Change in Control” means:

(i)          Any “person” as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii)         During any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or actual threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(iii)        The consummation of a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (A) a merger or consolidation which would result

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in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or

(iv)        The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).

Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment, settlement or vesting (if vesting would be deemed a distribution with respect to the Award under Section 409A) shall occur with respect to such Award on account of the Change in Control transaction or event unless the transaction or event also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, as those terms are used in Code Section 409A(a)(2)(c)(v).

2.9           “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.10         “Committee” means the Committee constituted under Section 3 to administer the Plan.

2.11         “Common Stock” means the common stock of the Company, par value $0.01 per share.

2.12         “Company” means Great Ajax Corp., a Maryland corporation.

2.13         “Covered Employee” means a Grantee who is a covered employee within the meaning of Code Section 162(m)(3).

2.14         “Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.

2.15         “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to

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result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.16         “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

2.17         “Effective Date” means June 7, 2016, the date the Plan was approved by the stockholders of the Company.

2.18         “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.19         “Fair Market Value” means the fair market value of a Share for purposes of the Plan, which shall be determined as of any Determination Date as follows:

(i)          If on such Determination Date the Shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a Share shall be the closing price of the Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share shall be the closing price of the Share on the most recent date prior to such Determination Date on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.

(ii)         If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of the Share as determined by the Committee in good faith; provided, however, that if such Fair Market Value is used to determine an Option Price or a SAR Exercise Price, the Committee shall use a reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

2.20         “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

2.21         “Good Reason” means, unless defined otherwise in a Service Provider’s Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee (i) a material adverse change to the Service Provider’s title or responsibilities; (ii) a material reduction in the Service Provider’s annual base salary or annual target bonus opportunity; or (iii) the relocation of

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the Service Provider’s principal place of employment to a location more than 35 miles from the Service Provider’s principal place of employment or the Company’s requiring the Service Provider to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Service Provider’s business travel obligations as of immediately prior to the Change in Control; provided, however, that the Service Provider must provide written notice to the Company of the condition that could constitute a “Good Reason” event within ninety (90) days of the initial existence of such condition, such condition must not have been remedied by the Company within thirty (30) days of such written notice, and the termination must occur within ninety (90) days after such failure to remedy the event.

2.22         “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Company completes the action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Committee.

2.23         “Grantee” means a natural person who receives or holds an Award under the Plan.

2.24         “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.25         “Long-Term Incentive Unit” or “LTIP Unit” means an Award under Section 15 of an interest in the operating partnership affiliated with the Company.

2.26         “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.27         “Option” means an option to purchase one or more Shares pursuant to the Plan.

2.28         “Option Price” means the exercise price for each Share subject to an Option.

“OP Unit” means the limited partnership units of the Company’s operating partnership, Great Ajax Operating Partnership L.P., a Delaware limited partnership.

2.29         “Other Agreement” shall have the meaning set forth in Section 16.

2.30         “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.31         “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period of up to ten (10) years.

2.32         “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan

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shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” under Code Section 162(m) does not constitute performance-based compensation for other purposes, including for purposes of Code Section 409A.

2.33         “Performance Measures” means measures as described in Section 14 on which the performance goals are based and which have been approved by the Company’s stockholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

2.34         “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.35         “Plan” means this Great Ajax Corp., 2016 Equity Incentive Plan, as amended from time to time.

2.36         “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock, Stock Units or Unrestricted Stock.

2.37         “Restricted Stock” means Shares awarded to a Grantee pursuant to Section 10.

2.38         “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9.

2.39         “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.40         “Service” means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a director, only service to the Company or any of its Subsidiaries constitutes Service. Except as may otherwise be required to comply with Code Section 409A, if the Service Provider’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates.

2.41         “Service Provider” means an employee, officer, director, or a consultant or adviser (who is a natural person) providing services to the Company or any of its Affiliates.

2.42         “Share” means a share of Common Stock.

2.43         “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9.

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2.44         “Stock Units” means a bookkeeping entry representing the equivalent of one Share awarded to a Grantee pursuant to Section 10.

2.45         “Stock Exchange” means the New York Stock Exchange or another established national or regional stock exchange.

2.46         “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.47         “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.48         “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining Share ownership, the attribution rules of Code Section 424(d) shall be applied.

2.49         “Unrestricted Stock” shall have the meaning set forth in Section 11.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3.	ADMINISTRATION OF THE PLAN

3.1           Committee.

The Plan shall be administered by the Committee, constituted as follows:

(i)          The Committee will consist of the Compensation Committee of the Board or, in the absence of a Compensation Committee, the Board or such committee as the Board shall select. Once appointed, the Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), or remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board determines otherwise, while the Company Shares are registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a committee consisting of no fewer than two directors of the Company, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C) an “independent director” for purpose of the rules and regulations of the Stock Exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are “non-employee directors,” “outside directors,” and “independent

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directors” shall not render ineffective or void any Awards made by, or other actions taken by, such Committee.

(ii)         The Plan may be administered by different bodies with respect to different Grantees.

(iii)         Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Grantee, any stockholder and any employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(iv)        The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to employees and officers of the Company and its Affiliates who are not directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act.

3.2           Terms of Awards.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

(i)          designate Grantees;

(ii)         determine the type or types of Awards to be made to a Grantee;

(iii)        determine the number of Shares to be subject to an Award;

(iv)        establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)         prescribe the form of each Award Agreement evidencing an Award;

(vi)        interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement;

(vii)       correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect;

(viii)      establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

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(ix)         amend, modify, or reprice (except as such practice is prohibited by Section 3.4 herein) the terms of any outstanding Award; and

(x)          make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

3.3           Forfeiture; Recoupment.

The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Company may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or any Affiliate and such Grantee, as applicable.

If the Company adopts a “clawback” or recoupment policy, any Award will be subject to repayment to the Company to the extent so provided under the terms of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws.

3.4           No Repricing.

Except for adjustments to Options or SARs contemplated by Section 17, the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Exercise Price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Exercise Price that is less than the exercise price of the original Options or SARs; (c) cancel outstanding Options or SARs with an Option Price or SAR Exercise Price above the current Fair Market Value of a Share in exchange for cash or other securities; or (d) take any other action with respect to Options or SARS that would be treated as a repricing under the Stock Exchange or quotation system on which the Shares are principally traded.

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3.5           Deferral Arrangement.

The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.6           No Liability.

No member of the Board or the Committee (or any other person to whom administrative authority has been delegated hereunder) shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7           Share Issuance/Book-Entry.

Notwithstanding any provision of the Plan to the contrary, the issuance of the Shares under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or issuance of one or more share certificates.

4.	SHARES SUBJECT TO THE PLAN

4.1           Number of Shares Available for Awards.

Subject to adjustment as provided in Section 17, the number of Shares available for issuance under the Plan (including pursuant to Incentive Stock Options) shall, in the aggregate, not exceed 5% of the Shares issued and outstanding from time to time on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities, including OP Units and LTIP Units, into Shares). Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. The maximum number of Shares that may be granted under the Plan pursuant to Incentive Stock Options is 500,000.

4.2           Adjustments in Authorized Shares.

The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares

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available under the Plan, subject to requirements of the Stock Exchange on which the Shares are listed.

4.3           Share Usage.

Shares covered by an Award shall be counted as used as of the Grant Date. Any Shares that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. With respect to SARs, the number of Shares subject to an award of SARs will be counted against the aggregate number of Shares available for issuance under the Plan regardless of the number of Shares actually issued to settle the SAR upon exercise. If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. The number of Shares available for issuance under the Plan shall not be increased by (i) any Shares tendered or withheld or Award surrendered in connection with the purchase of Shares upon exercise of an Option as described in Section 12.2, (ii) any Shares deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 18.3 or (iii) any Shares purchased by the Company with proceeds from option exercises.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1           Effective Date.

The Plan shall be effective as of the Effective Date.

5.2           Term.

The Plan first became effective on the Effective Date. The Plan shall continue in effect until the day immediately prior to the 10-year anniversary of the Effective Date, unless sooner terminated on any date as provided in Section 5.3 or extended with approved by the stockholders of the Company.

5.3           Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by Applicable Laws or required by the Stock Exchange on which the Shares are listed. No amendment will be made to the no-repricing provisions of Section 3.4 or the option pricing provisions of Section 8.1 without the approval of the Company’s stockholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

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6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1           Service Providers and Other Persons.

Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2           Limitation on Shares Subject to Awards and Cash Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply, Awards intended to qualify as Performance-Based Compensation shall be subject to the following limitations:

(i)          the maximum number of Shares subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 is 500,000 Shares in a calendar year (for this purpose, tandem SARs/Options shall be treated as one Award);

(ii)         the maximum number of Shares that can be granted under the Plan, other than pursuant to Options or SARs, to any person eligible for an Award under Section 6 is 500,000 Shares in a calendar year; and

(iii)        the maximum amount that may be paid as an Annual Incentive Award in a calendar year to any person eligible for an Award shall be $5,000,000 and the maximum amount that may be paid as a cash-settled Performance Award in respect of a performance period by any person eligible for an Award shall be $5,000,000.

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

6.3           Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.4, if an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.4, the Option Price of an Option or the SAR Exercise Price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or grant price is determined in accordance

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with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1           Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2           Vesting.

Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number.

8.3           Term.

Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4           Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all

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Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5           Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 which results in termination of the Option.

8.6           Method of Exercise.

Subject to the terms of Section 12 and Section 18.3.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company of notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Subject to the terms of Section 12 and Section 18.3.3, such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

8.7           Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares or to receive notice of any meeting of the Company’s stockholders) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8           Delivery of Share Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the Shares subject to such Option as shall be consistent with Section 3.7.

8.9           Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

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8.10         Family Transfers.

If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11         Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12         Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1           Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the SAR Exercise Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is

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granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one Share on the SAR Grant Date; and provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.

9.2           Other Terms.

The Committee shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3           Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4           Transferability of SARS.

Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5           Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

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10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1         Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock or Stock Units may be made for consideration or no consideration. To the extent required by applicable law, Grantees will be required to pay the par value of the Shares; provided, however, that, to the extent permitted by applicable law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

10.2         Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Committee may in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Section 14, and which shall be set forth in the Award Agreement relating to such grant. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Stock Units.

10.3         Restricted Stock Certificates.

Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock have been granted, share certificates representing the total number of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4         Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Shares. Awards of Restricted Stock may provide for the right to receive any dividends declared or paid with respect to such Shares; provided, however,

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that to the extent such dividend rights are provided with respect to Restricted Stock that vests or is earned based upon the achievement of performance goals, dividends shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares of Restricted Stock, vest) only to the extent (and when) such Restricted Stock vests. The Award Agreement may provide that dividends are payable in cash or deemed reinvested in additional Shares of Restricted Stock at a price per Share equal to the Fair Market Value of a Share on the date that such dividend is paid. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, extraordinary dividend, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant. Absent advance written consent by the Committee, holders of Restricted Stock may not make an election under Code Section 83(b) with regard to the grant of Restricted Stock, and any holder who attempts to make such an election without first obtaining such consent shall forfeit the Restricted Stock.

10.5         Rights of Holders of Stock Units.

10.5.1     Voting and Dividend Equivalent Rights.

Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Stock Units, to direct the voting of the Shares subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders); provided, however, that the Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive Dividend Equivalent Rights.

10.5.2     Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6         Termination of Service.

Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Stock Units.

10.7         Delivery of Shares.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee and set forth in the Award Agreement relating to such Restricted Stock or Stock Units, the restrictions applicable to Restricted Stock or Stock Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of

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such Shares shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the Shares represented by the Stock Unit has been delivered.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

The Committee may, in its sole discretion, grant (or sell) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. To the extent required by applicable law, Grantees will be required to pay the par value of any Shares received pursuant to an Award; provided, however, that, to the extent permitted by applicable law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

The Committee may, in its sole discretion, grant Awards to Grantees in the form of other equity-based awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any other equity-based awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of other equity-based awards, the Grantee shall have no further rights with respect to such Award.

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1         General Rule.

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2         Surrender of Shares.

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of Shares, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.

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12.3         Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part (i) by delivery (on a form acceptable to the Committee) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3, or, (ii) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that the number of Shares equal in value to the difference between the Option Price and the Fair Market Value of the Shares subject to the portion of the Option being exercised.

12.4         Other Forms of Payment.

To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, Service to the Company or an Affiliate or net exercise.

13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1         Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs, and, provided, further, that to the extent such Dividend Equivalent Rights are provided with respect to an Award that vests or is earned based upon the achievement of performance goals, any dividend equivalent amounts shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares or Share-based Awards, issued) only to the extent such Award vest (with the Dividend Equivalent amount paid or issued, as the case may be, at the same time the cash is paid or Shares are issued at or after vesting of the Award). The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid in cash or may be deemed to be reinvested in additional Shares or Share-based Awards, which may thereafter accrue additional dividend equivalents. Any such reinvestment shall be based on the Fair Market Value of a Share on the date the dividend was paid.

13.2         Termination of Service.

Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent

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Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

14.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

14.1         Grant of Performance Awards and Annual Incentive Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2         Value of Performance Awards and Annual Incentive Awards.

Each Performance Award and Annual Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.

14.3         Earning of Performance Awards and Annual Incentive Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

14.4         Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

14.5         Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

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14.6         Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1     Performance Goals Generally.

The performance goals for Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2     Timing For Establishing Performance Goals.

Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which twenty-five percent (25%) of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for “qualified performance-based compensation” under Code Section 162(m).

14.6.3     Settlement of Awards; Other Terms.

Settlement of such Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

14.6.4     Performance Measures.

The performance goals upon which the payment or vesting of a Performance or Annual Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures, with or without adjustment:

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(a)          funds from operations;

(b)          adjusted funds from operations;

(c)          earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation;

(d)          operating (or gross) income or profit;

(e)          pretax income before allocation of corporate overhead and/or bonus;

(f)          operating efficiencies;

(g)          operating income as a percentage of net revenue;

(h)          return on equity, assets, capital, capital employed or investment;

(i)           after tax operating income;

(j)           net income;

(k)          earnings or book value per share;

(l)           financial ratios;

(m)         cash flow(s);

(n)          total rental income or revenues;

(o)          capital expenditures as a percentage of rental income;

(p)          total operating expenses, or some component or combination of components of total operating expenses, as a percentage of rental income;

(q)          stock price or total stockholder return, including any comparisons with stock market indices;

(r)          appreciation in or maintenance of the price of the common stock or any of our publicly-traded securities;

(s)          dividends;

(t)          debt or cost reduction;

(u)          comparisons with performance metrics of peer companies;

(v)         comparisons of our stock price performance to the stock price performance of peer companies;

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(w)         strategic business objectives, consisting of one or more objectives based on meeting specified cost, acquisition or leasing targets, meeting or reducing budgeted expenditures, attaining division, group or corporate financial goals, meeting business expansion goals and meeting goals relating to leasing, acquisitions, joint ventures or collaborations or dispositions; economic value-added models; or

(x)          any combination of any of the foregoing.

Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles.

Any Performance Measure(s) may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the performance of the Company, Subsidiary, and/or Affiliate or past performance or the past performance of any of the Company, Subsidiary, and/or Affiliate, operating units, business segments or divisions and/or the past or current performance of other companies, and in the case of earnings based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets, as the Committee may deem appropriate. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5     Evaluation of Performance.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset impairments or write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) significant, infrequently occurring items; (f) foreign exchange gains and losses, (g) the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; and (h) any other event either not directly related to operations or not within the reasonable control of management. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6     Adjustment of Performance-Based Compensation.

Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.

14.6.7     Board Discretion.

In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval provided the exercise of such discretion does not violate Code Sections 162(m) or 409A. In addition, in the event that the Committee determines that it is advisable to

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grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7         Status of Awards Under Code Section 162(m).

It is the intent of the Company that Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.	TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the “Operating Partnership”), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the “Operating Partnership Agreement”). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for service to the Operating Partnership. Each LTIP Unit awarded will be equivalent to an award of one Share for purposes of reducing the number of Shares available under the Plan on a one-for-one basis pursuant to Section 4.3.

15.1         Vesting.

Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.

16.	REQUIREMENTS OF LAW

16.1         General.

No participant in the Plan will be permitted to acquire, or will have any right to acquire, Shares thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company’s status as a REIT. The Company shall not be required to offer, sell or issue any Shares under any Award if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that

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the offering, listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to offer, sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in Shares) shall not be exercisable until the Shares covered by such Option (or SAR) are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2         Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.	EFFECT OF CHANGES IN CAPITALIZATION

17.1         Changes in Shares.

If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital

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shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Committee. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2         Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares subject to the Performance Awards would have been entitled to receive immediately following such transaction.

17.3         Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Stock Units, Dividend Equivalent

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Rights, Restricted Stock, LTIP Units or other equity-based awards are not being assumed or continued:

(i)          in each case with the exception of any Performance Award, all outstanding Restricted Stock and LTIP Units shall be deemed to have vested, all Stock Units shall be deemed to have vested and the Shares subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the Shares subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and

(ii)         either of the following two actions shall be taken:

(A)         fifteen (15) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or

(B)         the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

(iii)        for Performance Awards denominated in Shares, Stock Units or LTIP Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved (or Unrestricted Stock if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units based on actual performance to date (or Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved, based on the discretion of the Committee (or Unrestricted Stock if no further restrictions apply).

(iv)        other equity-based awards shall be governed by the terms of the applicable Award Agreement.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals and entities that hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

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17.4         Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan, Options, SARs, Stock Units, Restricted Stock and other equity-based awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Stock Units, Restricted Stock and other equity-based awards theretofore granted, or for the substitution for such Options, SARs, Stock Units, Restricted Stock and other equity-based awards for new common stock options and stock appreciation rights and new common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

17.5         Adjustments

Adjustments under this Section 17 related to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that do not constitute a Change in Control.

17.6         No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

18.	GENERAL PROVISIONS

18.1         Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the

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Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2         Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Company to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as it may determine to be desirable.

18.3         Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Company or an Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of Shares pursuant to such Award, as applicable, cannot exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or an Affiliate to be withheld and paid to

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any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Shares. Notwithstanding Section 2.19 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company or an Affiliate, or its designee or agent, with advance written notice of such sale.

18.4         Captions.

The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5         Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.6         Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18.7         Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8         Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.9         Code Section 409A.

The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute deferred compensation within the meaning of Code Section 409A, and the Plan and all Award Agreements shall be interpreted accordingly. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation

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plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

*     *     *

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